UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #2

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

KOPJAGGERS, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

State or Other Jurisdiction of Incorporation

000-54307	27-2037711
(Commission File Number)	(IRS Employer Identification Number)

5920 North Florida Ave. Hernando Fl. 34442

(Address of principal executive offices, zip code)

352.489.6912

Registrant’s telephone number, including area code

28325 Utica Road, Roseville, MI 480666

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note

The purpose of this amendment is to include an reportable event in accordance with Item 304(a)(1)(iv) of Regulation S-K and full disclosure derived therefrom. In addition, we have added additional disclosures related to Item 304(a)(2) of Regulation S-K as it relates to communications with the new auditor.

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On August 18, 2014, Seale & Beers, CPAs was dismissed as the independent registered public accounting firm of Kopjaggers Inc. (the “ Company ”).  The Company’s Board of Directors, acting in the capacity of an audit committee, approved the dismissal of Seale & Beers, CPAs.

Seale & Beers, CPAs reports on the Company’s financial statements for the year ended December 31, 2013, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports for the year indicated that the Company is in the development stage and has suffered operating losses.  Accordingly, such reports indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the year ended December 31, 2013 and during the subsequent period ending August 18, 2014, there were no disagreements with Seale & Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers, CPAs, would have caused it to make reference thereto in connection with its reports on the financial statements for the year.  During the year ended December 31, 2013 and the subsequent period ending August 18, 2014, Management concluded the Company internal control over financial reporting was not effective to material weaknesses.

The material weakness assessed by our management was that (1) we do not have an audit committee which reviews financial matters, and (2) we have not implemented measures that would prevent the chief executive officer and/or our chief financial officer from overriding the internal control system. We do not believe that these control weaknesses have resulted in deficient financial reporting because the chief executive officer and /chief financial officers are aware of their responsibilities under the SEC’s reporting requirements and personally certify our financial reports.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. This Form 8-K, as amended does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report for the year ended December 31, 2013 and during the subsequent period ending August 18, 2014.

Neither our audit committee or the board of directors discussed the determination of a material weakness with Seal & Beers, CPAs for the year ending December 31, 2013 and during the subsequent period ending August 18, 2014.

Further, we have authorized Seal & Beer, CPAs to respond fully to the inquiries of John Scrudato CPA regarding the material weakness and have placed no limit upon the extent of this authorization.

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The Company provided Seale & Beers, CPAs with a copy of the foregoing disclosures and requested Seale & Beers, CPAs to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Seale & Beers, CPAs agrees with the disclosures.  A copy of Seale & Beers, CPAs letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On August 18, 2014, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged John Scrudato CPA as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements.  During the Company’s fiscal year ended December 31, 2012, the fiscal year ended December 31, 2013 and the subsequent period ending August 18, 2014, neither the Company, nor anyone acting on its behalf, consulted with John Scrudato CPA regarding the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or the determination by the previous account that there existed a material weakness in the internal financial controls, and no written report or oral advice was provided that John Scrudato CPA concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Furthermore, During the Company’s fiscal year ended December 31, 2012, the fiscal year ended December 31, 2013, and the subsequent period ending August 18, 2014, John Scrudato, CPA did not provide any communication, oral or written, related to the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or the determination by the previous account that there existed a material weakness in the internal financial controls. Although full authority was provided to the previous accountant to respond to any inquiries made by John Scrudato, CPA no such communications occurred. In addition, we have requested that John Scrudato, CPA review the disclosures stated in the filing and provided the new accountant the opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of the our expression of its views, or the respects in which it does not agree with the statements made by the registrant in response to Item 304(a), however, no such letter was furnished at this time.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Seale & Beers, CPAs regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2014	KOPJAGGERS INC.

	By:	/s/ Charles Teelon
Name: Charles Teelon
Title: Chief Executive and Financial Officer